Exhibit 10.4

Execution Version

FIRST AMENDMENT TO WARRANT AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”), dated as of September 28, 2015, to the Warrant Agreement to Purchase Shares of the Common Stock of Mast Therapeutics, Inc., dated as of August 11, 2015 (the “Warrant Agreement”), is made by and between MAST THERAPEUTICS, INC., a Delaware corporation (the “Company”), and HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership (the “Warrantholder”).

A. The Company and the Warrantholder desire to amend the Warrant Agreement as set forth herein, such modifications to be effective as of the date hereof.

B. Capitalized terms that are not otherwise defined in this Amendment have the respective meaning set forth in the Warrant Agreement.

AGREEMENT

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The definition of “Warrant Coverage” in Section 1 of the Warrant Agreement is hereby amended and restated in its entirety to read as follows:

““Warrant Coverage” means $625,000.”

2. Except as specifically amended hereby, the Warrant Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Warrantholder under the Warrant Agreement, and it does not constitute a waiver of any provision of the Warrant Agreement.

3. This Amendment shall be governed by, and construed in accordance with, the law of the State of California.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. Warrantholder may also require that any such documents and signatures delivered by facsimile, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile, .pdf or other electronic imaging means.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

Company:

MAST THERAPEUTICS, INC.

By:	/s/ Brandi Roberts
Name: Brandi Roberts
Title: Chief Financial Officer

WARRANTHOLDER:

HERCULES TECHNOLOGY III, L.P.

By:	Hercules Technology SBIC Management, LLC, its General Partner

By:	Hercules Technology Growth Capital, Inc., its Manager

By:	/s/ Ben Bang
Name: Ben Bang
Title: Associate General Counsel

[First Amendment To Warrant Agreement]